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                                                                   EXHIBIT 10.18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY "[*]". CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  AMENDMENT OF
            HEALTH NET-MOLINA LOS ANGELES COUNTY MEDI-CAL AGREEMENT

This is an amendment of the Health Services Agreement for Los Angeles County (the "Agreement") entered into by and between Molina Healthcare of California (formerly, "Molina Medical Centers") and Health Net of California, Inc. (formerly, "Foundation Health, a California Health Plan"). Subject to the terms and conditions of Restated Addendum I to the Agreement, the parties hereby amend the Agreement as follows:

1.   Compensation for the period of October 1, 2002 through March 31, 2003. For
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     the specified period, Health Net shall pay Molina monthly capitation rates for each Member assigned to Molina calculated at [ * ]% of the applicable amount received by Health Net from the DHS for the Member.

2.   Compensation for the period on and after April 1, 2003. For the specified
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     period, Health Net shall pay Molina monthly capitation rates for each
     Member assigned to Molina calculated at [ * ]% of the applicable amount received by Health Net from the DHS for the Member.

3.   Section 1.6, Compensation Adjustment Provision, of Restated Addendum I, to
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     the Agreement, is hereby deleted in its entirety and replaced with the following language.

          "Automatic Compensation Adjustment Provision. The compensation payable
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          under this Agreement by Health Net to Molina on and after October 1,
          2002, will automatically increase or decrease commensurate with any changes in Health Net's compensation for its Los Angeles County Medi-Cal Plan under Health Net's Medi-Cal Agreement with the DHS in order to maintain Molina's compensation at [ * ]% of Health Net's compensation from the DHS through March 31, 2003, and [ * ]% thereafter."

4. Effective date of Amendment. This Amendment is effective October 1, 2002.
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MOLINA HEALTHCARE                               HEALTH NET OF CALIFORNIA, INC.
OF CALIFORNIA


By: /s/                                         By: /s/
    -------------------------                       ---------------------------
    George Goldstein,                               David M. Meadows,
    CEO                                             Vice President
                                                    California Health Programs